Customers Bancorp, Inc.
1015 Penn Avenue, Suite 103
Wyomissing, PA 19610

January 20, 2016

FBR Capital Markets & Co.
300 North 17th Street, Suite 1400
North Arlington, Virginia 22209

MLV & Co. LLC
1301 Avenue of the Americas, 43rd Floor
New York, New York 10019

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174

Ladies and Gentlemen:

This will serve to confirm our discussions whereby we have mutually agreed to terminate, effective immediately, the At Market Issuance Sales Agreement dated December 23, 2015.

Please indicate your agreement by providing your signature below, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

CUSTOMERS BANCORP, INC.

By:	/s/ Robert E. Wahlman
Name: Robert Wahlman
Title: CFO

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-head of Capital Markets

MLV & CO. LLC

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: CEO

MAXIM GROUP LLC

By:	/s/ Jacob Eisen
Name: Jacob Eisen
Title: Managing Director